UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2024

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities
2023 Common Unit Adjustment
On March 18, 2024, National CineMedia, Inc. (“NCM, Inc.” or the “Company”), as sole manager of National CineMedia LLC (“NCM LLC”), provided written notices setting forth the determination of common membership units due to/from the members of NCM LLC as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”) and Cinemark Holdings, Inc. (“Cinemark”). Regal was a party to the Common Unit Adjustment Agreement until July 14, 2023 when Regal waived its rights under the Common Unit Adjustment Agreement. AMC and Cinemark are referred to collectively as the “ESA Parties”. The common membership units are expected to be issued on April 1, 2024, the settlement date.
The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the ESA Parties, based on increases or decreases in attendance associated with new theater construction or acquisitions and dispositions or closures by each ESA Party. The adjustment of membership units pursuant to the Common Unit Adjustment Agreement is conducted annually, except that an earlier adjustment will occur for an ESA Party if its acquisition or disposition of theaters, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.
Following is a summary of the beneficial ownership of NCM LLC units that will result from this most recent common unit adjustment for the fiscal year ended December 28, 2023:

ESA Parties	Number of Units Owned Prior to Adjustment (1)	Number of Units Issued per 2023 Adjustment	Total Number of Units Owned Post Adjustment
AMC	—	3,377	3,377
Cinemark	—	132,096	132,096
NCM, Inc.	96,837,079	—	96,837,079
Total	96,837,079	135,473	96,972,552

(1) The units reflected are as of December 28, 2023.
Following the issuance of these common membership units pursuant to the Common Unit Adjustment Agreement for the fiscal year ended December 28, 2023, each ESA Party’s beneficial ownership interest in NCM LLC will change as follows:

ESA Parties	Ownership Interest Prior to Adjustment	Ownership Interest Post Adjustment		Change
AMC	0.0%	0.0%	(1)	+0.0	(2)
Cinemark	0.0%	0.1%		+0.1
NCM, Inc.	100.0%	99.9%		-0.1

(1) Ownership interest is less than 0.01%.
(2) Change in ownership is less than +0.01.
Pursuant to NCM, Inc.’s Second Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock, par value $0.01 per share (the “Common Stock”) on a one-for-one basis.  Therefore, the NCM LLC units issued to the ESA Parties may be redeemable for an equal number of shares of NCM, Inc.’s Common Stock.
Neither NCM, Inc. nor NCM LLC will receive any cash consideration in exchange for the issuance of the units. The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof for transactions not involving a public offering. Appropriate legends will be affixed to the securities issued in this transaction. The ESA Parties had adequate access, through business or other relationships, to information about NCM, Inc. and NCM LLC.

Item 4.01	Changes in Registrant’s Certifying Accountant.
On March 19, 2024, the audit committee (the “Audit Committee”) of the Board of Directors of the Company approved the appointment of Grant Thornton LLP (“Grant Thornton”), as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2024, effective immediately and concurrent with the dismissal of Deloitte & Touche LLP (“Deloitte”). During the Company’s two most recent fiscal years (fiscal years ended December 28, 2023 and December 29, 2022), and the subsequent interim period through March 19, 2024, neither the Company nor anyone on its behalf consulted Grant Thornton regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
The Audit Committee recently conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2024.
As a result of this competitive process, the decision to change the Company’s independent registered public accounting firm and, accordingly, to dismiss Deloitte, was approved by the Audit Committee on March 19, 2024, and Deloitte was dismissed effective as of March 19, 2024.
Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 28, 2023 and December 29, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, however, that report dated April 13, 2023 contained explanatory paragraphs as to the Company’s ability to continue as a going concern and bankruptcy proceedings.
During the Company’s fiscal years ended December 28, 2023 and December 29, 2022 and the subsequent interim period through March 19, 2024, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Company’s consolidated financial statements for such periods or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the SEC stating whether it agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter to the SEC, dated March 22, 2024, is attached as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1
Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission)  (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

16.1	Letter of Deloitte & Touche LLP dated as of March 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 22, 2024	By:	/s/ Ronnie Ng
Ronnie Ng
Chief Financial Officer